JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT A

Supplement dated May 30, 2017 to PROSPECTUSES dated May 1, 2017

Correction to Variable Investment Option Listing

This Supplement applies to VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, and VENTURE VISION® VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) dated May 1, 2017.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com.

Purpose of this Supplement

This Supplement corrects two errors in the table on the cover page of the Annuity Prospectus. First, the Total Return Trust was listed in the table but in fact this Investment Option Portfolio is not offered with the Contracts. The listing for this fund has been removed from the table. Second, the first footnote in the table is no longer applicable to the Contracts, and it has been removed.

You should retain this Supplement for future reference.

Supplement dated May 30, 2017

05/17:VAPS45	333-70850 333-71072 333-71074
333-83558 333-61283 333-138846

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